Chevron
[LOGO]                                  POLICY, GOVERNMENT AND PUBLIC AFFAIRS
                                        Chevron Corporation
UNOCAL76                                P.O. Box 6078
[LOGO]                                  San Ramon, CA  94583-0778
                                        www.chevron.com

NEWS RELEASE

FOR IMMEDIATE RELEASE





                 UNOCAL ACCEPTS INCREASED OFFER FROM CHEVRON

      SAN RAMON AND EL SEGUNDO, CALIF., JULY 19, 2005 - Chevron Corporation (NYSE: CVX) and Unocal Corporation (NYSE: UCL) today jointly announced an amended merger agreement, which provides for an increase in the consideration to be received by Unocal stockholders.

      The revised transaction is structured as 40 percent cash and 60 percent stock, providing an overall value of $63.01 per share of Unocal common stock based on the closing price of Chevron stock on July 19, 2005.

      Unocal stockholders may elect to receive, for each share of Unocal stock, either $69 in cash, 1.03 shares of Chevron stock, or a combination of $27.60 in cash and 0.618 of a share of Chevron common stock, with the all-cash and all-stock elections subject to proration. In the aggregate, Chevron will issue approximately 168 million shares of Chevron stock and pay approximately $7.5 billion in cash.

      The Unocal board of directors recommends that Unocal stockholders vote in favor of adopting the Chevron merger agreement, as amended, at the special meeting of stockholders scheduled for Aug. 10, 2005.


                                  * * * * *

ADDITIONAL INFORMATION FOR INVESTORS
CHEVRON HAS FILED A FORM S-4, UNOCAL HAS FILED A PROXY STATEMENT AND BOTH COMPANIES HAVE FILED AND WILL FILE OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED MERGER TRANSACTION WITH CHEVRON WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU MAY OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. IN ADDITION, YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY CHEVRON FREE OF CHARGE BY CONTACTING CHEVRON COMPTROLLER'S DEPARTMENT, 6001 BOLLINGER CANYON ROAD - A3201, SAN RAMON, CA 94583-2324. YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY UNOCAL FREE OF CHARGE BY CONTACTING UNOCAL STOCKHOLDER SERVICES AT (800) 252-2233, 2141 ROSECRANS AVENUE, SUITE 4000, EL SEGUNDO, CA 90245.

                                     -MORE-


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CHEVRON, UNOCAL, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE
DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM UNOCAL'S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED CHEVRON MERGER. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF CHEVRON AND THEIR OWNERSHIP OF CHEVRON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR CHEVRON'S 2005 ANNUAL MEETING OF STOCKHOLDERS. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF UNOCAL AND THEIR OWNERSHIP OF UNOCAL STOCK IS SET FORTH IN THE PROXY STATEMENT FOR UNOCAL'S 2005 ANNUAL MEETING OF STOCKHOLDERS. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE FORM S-4 AND PROXY STATEMENT FOR THE MERGER. INVESTORS SHOULD READ THE FORM S-4 AND PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT MATTERS SUCH AS THE PROPOSED MERGER TRANSACTION WITH CHEVRON. ALTHOUGH THESE STATEMENTS ARE BASED UPON UNOCAL'S CURRENT EXPECTATIONS AND BELIEFS, THEY ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS AND OUTCOMES TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN, OR IMPLIED BY, THE FORWARD-LOOKING STATEMENTS, INCLUDING UNCERTAINTIES AS A RESULT OF THE CNOOC PROPOSAL, INTERNATIONAL AND DOMESTIC POLITICAL AND ECONOMIC FACTORS, VOLATILITY IN COMMODITY PRICES, AND OTHER FACTORS DISCUSSED IN UNOCAL'S 2004 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS FILED OR FURNISHED BY UNOCAL WITH THE SEC.

COPIES OF UNOCAL'S SEC FILINGS ARE AVAILABLE FROM UNOCAL BY CALLING 800-252-2233 OR FROM THE SEC BY CALLING 800-SEC-0330. THE REPORTS ARE ALSO AVAILABLE ON THE UNOCAL WEB SITE, WWW.UNOCAL.COM. UNOCAL UNDERTAKES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS IN THIS NEWS RELEASE TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES. ALL SUCH STATEMENTS ARE EXPRESSLY QUALIFIED BY THIS CAUTIONARY STATEMENT, WHICH IS PROVIDED PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    # # #

Contacts:   Donald Campbell, Chevron                  --    925-842-2589

            Barry Lane, Unocal                        --    310-726-7731

            Robert Wright, Unocal Investor Relations  --    310-726-7665